UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 26, 2006
                Date of Report (Date of earliest event reported)

                                 INTELSAT, LTD.
             (Exact name of registrant as specified in its charter)

           Bermuda                  000-50262                   98-0346003
(State or other jurisdiction of (Commission File Number)      (IRS Employer
            incorporation)                                  Identification No.)

    Wellesley House North, 2nd Floor,
         90 Pitts Bay Road,
         Pembroke, Bermuda                                HM 08
 (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On May 26, 2006, Intelsat, Ltd. ("INTELSAT") issued a press release announcing that it has been informed that the United States Department of Justice is closing its antitrust investigation of Intelsat's proposed merger with PanAmSat Holding Corporation (the "MERGER"), and that the Justice Department is not otherwise commenting on the Merger. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

   The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1           Press release.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTELSAT, LTD.

Dated: May 26, 2006              By:   /s/ Phillip L. Spector
                                     ----------------------------------

                                 Phillip L. Spector
                                 Executive Vice President and General Counsel



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EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1           Press release.